UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2015

ACROBOO, INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

000-54349

(Commission File No.)

138 Cecil Street #09-02

Cecil Court

Singapore 069538

(Address of principal executive offices and Zip Code)

+60 16 202 9898

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01: Changes In Registrant’s Certifying Accountant

Previous independent registered public accounting firm

On December 31, 2015, ACROBOO, INC. (the “Company” or “Registrant”) dismissed its independent registered public accounting firm, Paula S. Morelli, CPA P.C. (“Morelli”).  The Company’s Board of Directors (the “Board”) made the decision and adopted resolutions on December 31, 2015 to dismiss Morelli and retain Kenne Ruan, CPA, P.C. (“KR”) effective December 31, 2015.

Morelli’s reports on the Company's financial statements as of and for the fiscal years ended September 30, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

During the years ended September 30, 2014 and 2013 and during the subsequent interim period through June 30, 2015,  we have not had (a) any disagreements with Morelli on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Morelli’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in its reports on our consolidated financial statements for such years or in connection with its reports in any subsequent interim period through the date of dismissal; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

On January 7, 2016, we delivered a copy of this report to Morelli and Morelli issued its response agreeing with the foregoing, which is attached hereto as “Exhibit 16.2”.

New independent registered public accounting firm

On December 31, 2015, we engaged KR to assume the role of the Company’s new independent registered public accounting firm. We have not consulted with KR on any accounting issues prior to engaging it as our new auditor. The engagement of Kenne Ruan as the Registrant’s new certifying independent accountant was approved by the Board of Directors.

During the two most recent fiscal years and through the date of engagement, we have not consulted with KR regarding either:

1.

the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Morelli concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.

any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-K.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

16.2	Letter from Paula S. Morelli, CPA P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 8th day of January 2016.

ACROBOO, INC.

By:	/s/Lim Kor Kiat
Lim Kor Kiat, President

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